EXHIBIT 10.5

                           Amendment Number One

  To That Certain Agreement by and between Carrington Laboratories, Inc.,

                                   and

   Carrington Laboratories Belgium, N.V. and CSC Pharmaceuticals, LTD.,
                                  Dublin


       This attachment amends and revises that certain Sales Distribution Agreement dated April 17, 1998, by and between Carrington Laboratories, Inc., and Carrington Laboratories Belgium N.V. (together hereinafter referred to as "Carrington") and CSC Pharmaceuticals, LTD, Dublin, a Swiss Corporation ("CSC").

       Article 3.     Certain Performance Requirements

       3.13 CSC shall have the ability to access all technical files relevant to all products covered under this agreement for a period up to five (5) years after termination of the Agreement.

       3.14 CSC is granted authorization to all Carrington post-marketing data obtained in any market area covered by this Agreement and CSC is authorized to use Carrington's current contractors or select a contractor of its choice to gather market data in the territory covered by this Agreement. This shall include production and post-marketing surveillance data.

       Article 4.     Registration of Products

       4.10 The DiaB[TM] and RadiaCare[TM] Products are authorized to be marketed in the U.S., European Union and Pacific Rim by the relevant regulatory body. Carrington authorizes CSC to market the Products under the DiaB[TM] or RadiaCare[TM] names or a name that CSC selects for the Products in the territory covered by this Agreement.

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       This Amendment shall become effective upon its execution by  both parties.

       All other terms and conditions of the Agreement remain unchanged.



  AGREED AND ACCEPTED BY:

  CARRINGTON LABORATORIES, INC.

  _________________________________
  Name:     Carlton E. Turner, Ph.D., D.Sc.
  Title:    President & CEO


  CARRINGTON LABORATORIES BELGIUM N.V.

  _________________________________
  Name:     Carlton E. Turner, Ph.D., D.Sc.
  Title:    President & CEO


  CSC PHARMACEUTICALS, LTD DUBLIN


  _________________________________
  Name:     Dr. Yervant Zarmanian
  Title:    CEO